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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

(Mark One)

[X] REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
    1934

    Date of Report (Date of earliest event reported): April 22, 2004

                                       OR

[_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

For the transition period from ___________ to ___________


                         Commission file number: 0-30863
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                              NETWORK ENGINES, INC.
             (Exact name of registrant as specified in its charter)

                    Delaware                                 04-3064173
 (State or other jurisdiction of incorporation)           (I.R.S. Employer
                                                         Identification No.)

             25 Dan Road, Canton, MA                            02021
    (Address of principal executive offices)                 (Zip Code)

                                 (781) 332-1000
              (Registrant's telephone number, including area code)

Item 12.    Results of Operations and Financial Condition.

On April 22, 2004, at 10:00 am ET, Network Engines, Inc. held an audio webcast to discuss its second quarter of fiscal 2004 results. The excerpted transcript of the webcast is attached as Exhibit 99.1 to this Current Report on Form 8-K. The webcast may be accessed in its entirety from Network Engines' website at www.networkengines.com.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Date: April 29, 2004               NETWORK ENGINES, INC.
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                                   By:  /s/ Douglas G. Bryant

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                                   Douglas G. Bryant
                                   Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary
                                   (Principal Financial Officer and Principal
                                   Accounting Officer)